MANNING & NAPIER FUND, INC.

(the “Fund”)

Supplement dated March 10, 2015 to the prospectus dated March 1, 2015, for the following Series and Classes of the Fund (the “Prospectus”):

Target 2010 Series – Class K, I, and R shares

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

As contemplated in the Prospectus, because the Target 2010 Series is five years beyond its target date and its asset allocation, therefore, matches the asset allocation of the Target Income Series, a separate series of the Fund, the Fund’s Board of Directors (the “Board”) has determined that it is in the best interests of the Target 2010 Series and its shareholders to reorganize the Target 2010 Series into the Target Income Series. Accordingly, the Board has approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) that would provide for the reorganization of the Target 2010 Series into the Target Income Series.

The Plan of Reorganization approved by the Board sets forth the terms by which the Target 2010 Series will transfer its assets and liabilities to the Target Income Series in exchange for shares of the Target Income Series, and subsequently distribute those Target Income Series shares to shareholders of the Target 2010 Series (the “Reorganization”). After the Reorganization is consummated, shareholders of the Target 2010 Series will become shareholders of the Target Income Series. The Reorganization is intended to be tax-free, meaning that the Target 2010 Series’ shareholders will become shareholders of the Target Income Series without realizing any gain or loss for federal income tax purposes.

Shareholder approval of the Reorganization is not required. Shareholders of the Target 2010 Series will receive a prospectus/information statement prior to the Reorganization that describes the investment objective, strategies, expenses and risks of an investment in the Target Income Series, compares the Target Income Series’ investment objective, strategies, expenses and risks to those of the Target 2010 Series, and provides further details about the Reorganization. It is expected that the Reorganization will occur during the third quarter of 2015.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supp Tgt 2010 03/10/15